UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2005


                            VIRAGE LOGIC CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-31089
                            (Commission File Number)

             Delaware                                   77-0416232
   (State or other jurisdiction                      (I.R.S. Employer
         of incorporation)                          Identification No.)


                              47100 Bayside Parkway
                            Fremont, California 94539
             (Address of principal executive offices, with zip code)

                                 (510) 360-8000
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02  Results of Operations and Financial Condition.

On July 14, 2005, Virage Logic Corporation issued a press release announcing its expectations of preliminary results for the third quarter of fiscal 2005.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press Release, dated July 14, 2005, titled "Virage Logic Announces Expectations of Preliminary Results for Third Fiscal Quarter of 2005."



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VIRAGE LOGIC CORPORATION



Date: July 14, 2005                        By: /s/ Michael E. Seifert
                                               ---------------------------------
                                               Michael E. Seifert
                                               Vice President, Finance and Chief
                                               Financial Officer



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